January 8, 2001


Via Messenger

Mr. Robert Chapman
Robison Enterprises, Inc

c/o The Law Office of A. Chandler Warren
7715 Sunset Blvd. #208
Los Angeles, CA 90046

RE:      Subscription Agreement ~ Amendment #2

Dear Mr. Chapman:

Please refer to the executed Subscription Agreement (the "Agreement") dated as of November 15, 2000 between Avenue Entertainment Group, Inc. ("the "Company") and Robison Enterprises, Inc ("REI").

AEG hereby agrees that the second payment due under the agreement, and as amended by the amendment letter dated January 4, 2001, which would be due the last business day of January, shall be extended such that this payment shall be due no later than February 5, 2001.

Except as set forth above and as amended pursuant to the letter of January 4, 2001, the Agreement is not otherwise altered or amended in any other manner whatsoever.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement, this 8TH day of January, 2001.

ROBISON ENTERPRISES, INC.

By:
Name:
Title:

Address:
C/O Law Offices of A. Chandler Warren
7715 Sunset Boulevard, Suite 208
Los Angeles, CA 90046
Telephone: (323) 876-6400
Facsimile: (323) 876-3170

95-4826681
(Tax I.D. Number)

ACCEPTED:

Avenue Entertainment Group, Inc.

By:
Name: Cary Brokaw, President
Date: January 8, 2001